Exhibit 23.3

CONSENT OF WATKINS MEEGAN LLC

We hereby consent to the reference to our firm included in this Form 10-K.

Watkins Meegan LLC

By:	/s/ Louise M. Peabody
Louise M. Peabody, Member

Bethesda, Maryland

February 3, 2014